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                                                                  Exhibit (g)(5)

                                                                     REINSURANCE
                                                                     AGREEMENT

                                     Between

                     IDS LIFE INSURANCE COMPANY OF NEW YORK

                                       and

                          [NAME OF REINSURANCE COMPANY]

                                                INSPECTED BY  [ILLEGIBLE]
                                                              -----------
                                                DATE          8/29/90
                                                              -----------
                                                DOC.          U81736
                                                              -----------


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                                TABLE OF CONTENTS

                                                                            Page

    II.  REINSURANCE COVERAGE                                                 1
    II.  REINSURANCE LIMITS                                                   3
   III.  PLACING REINSURANCE IN EFFECT                                        4
    IV.  COMPUTATION OF REINSURANCE PREMIUMS                                  5
     V.  PAYMENT OF REINSURANCE PREMIUMS                                      6
    VI.  SETTLEMENT OF CLAIMS                                                 7
   VII.  CONDITIONAL RECEIPT REINSURANCE                                      9
  VIII.  EXPERIENCE REFUNDS                                                  10
    IX.  PREMIUM TAX REIMBURSEMENT                                           10
     X.  POLICY CHANGES                                                      10
    XI.  REINSTATEMENTS                                                      10
   XII.  EXPENSES                                                            10
  XIII.  REDUCTIONS                                                          11
   XIV.  INSPECTION OF RECORDS                                               11
    XV.  INCREASE IN LIMIT OF RETENTION                                      11
   XVI.  ERRORS                                                              13
  XVII.  ARBITRATION                                                         13
 XVIII.  CHOICE OF LAW AND FORUM                                             14
   XIX.  INSOLVENCY                                                          14
    XX.  PARTIES TO AGREEMENT                                                15
   XXI.  AGREEMENT                                                           15
  XXII.  EXECUTION AND DURATION OF AGREEMENT                                 15

         SCHEDULES
         SUBJECT REINSURANCE SCHEDULE                                        17
         RETENTION SCHEDULE                                                  19
         LIMITS SCHEDULE                                                     20
         ADMINISTRATIVE FORMS SCHEDULE                                       21
         CONDITIONAL RECEIPT SCHEDULE                                        22
         PREMIUM SCHEDULE                                                    23
         ARBITRATION SCHEDULE                                                25


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                              REINSURANCE AGREEMENT

                                     between

                     IDS LIFE INSURANCE COMPANY OF NEW YORK

                                       of

                                Albany, New York,

                 hereinafter referred to as the "REINSURED," and

                          [NAME OF REINSURANCE COMPANY]

                                       of

                    [city and state of reinsurance company],

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

I.    REINSURANCE COVERAGE

      A. On the basis hereinafter stated, the REINSURED'S excess as specified in the Subject Reinsurance Schedule of individual ordinary life and waiver of premium disability insurance issued by the REINSURED on the policy forms listed in the Subject Reinsurance Schedule shall be reinsured with the [NAME OF REINSURANCE COMPANY] automatically, shall  be  submitted  to the  [NAME  OF  REINSURANCE  COMPANY]  on a facultative basis, or shall be reinsured with the [NAME OF REINSURANCE COMPANY] as continuations; a continuation is a new policy replacing a policy issued earlier by the REINSURED ("original policy") or a change in an existing policy issued or made either (1) in compliance with the terms of the original policy or (2) without the same new underwriting information the REINSURED would obtain in the absence of the original policy, without a suicide exclusion period or a contestable period as long as those contained in new issues by the REINSURED, or without the payment of the same commissions in the first year that the REINSURED would have paid in the absence of the original policy.

      B. Subject to the "CONDITIONAL RECEIPT REINSURANCE" article and, in the case of facultative submissions for reinsurance, to the REINSURED'S accepting the [NAME OF REINSURANCE COMPANY]'S offer to reinsure, the liability of the [NAME OF REINSURANCE COMPANY] shall begin simultaneously with that of the REINSURED. In no event shall the reinsurance be in force and binding unless the insurance issued directly by the REINSURED is in force and unless the issuance and delivery of

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           such insurance constituted the doing of business in a jurisdiction in which the REINSURED was properly licensed.

      C. Life reinsurance under this agreement shall be term insurance for the Reinsured Net Amount at Risk. The Reinsured Net Amount at Risk (RNAR) shall be defined as follows.

                (1) For Universal Life and Whole Life policies, the RNAR shall be defined as the policy's total net amount at risk less the REINSURED'S retention at issue. For Whole Life policies, the policy net amount at risk will be approximated as the face amount less l/20th of the 20th year cash value for each complete year the policy is in force.

                (2)  For Term policies and Other Insured riders,  the RNAR shall
                     be  defined  as  the  face  amount  less  the   REINSURED'S
                     retention at issue.

           The basis for determining the amount at risk may be changed for new reinsurance by agreement between the REINSURED and the [NAME OF REINSURANCE COMPANY].

      D. If the face amount of the policy changes, the portion reinsured hereunder shall continue to be determined as described in section C of this article. If the face amount increases subject to the approval of the REINSURED, provisions of the "REINSURANCE LIMITS" article hereof shall apply to the increase in reinsurance hereunder. If the face amount increases and such increase is not subject to the REINSURED'S approval, the [NAME OF REINSURANCE COMPANY] shall accept automatically increases in reinsurance arising from such increases in the face amount.

      E. Reinsurance of Disability insurance shall follow the original forms of the REINSURED.

      F. Life reinsurance in amounts less than the amount at risk upon [dollar amount] of insurance shall not be placed in effect under this agreement.

      G. If the REINSURED issues a policy as a continuation of a policy reinsured under this agreement, reinsurance of the continuation shall continue with the [NAME OF REINSURANCE COMPANY]. Such reinsurance shall be in effect under the reinsurance agreement between the REINSURED and the [NAME OF REINSURANCE COMPANY] which provides reinsurance of the policy form issued as a continuation if there is such an agreement in effect on the effective date of

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           the  continuation;   otherwise,  reinsurance shall be in effect under
           the terms of this agreement.

      H. The amount of reinsurance under this agreement shall be maintained in force without reduction so long as the amount of insurance carried by the REINSURED on the life remains in force without reduction, except as provided in the "PAYMENT OF REINSURANCE PREMIUMS" and "INCREASE IN LIMIT OF RETENTION" articles.

II.   REINSURANCE LIMITS

      A. If the following requirements are met, reinsurance may be ceded automatically under this agreement in amounts not to exceed those specified in the Limits Schedule.

                (1) The REINSURED shall retain its limit of retention.

                (2) The sum of the amount of insurance already in force on that life in the REINSURED and the amount applied for from the REINSURED on the current application shall not exceed the sum of the appropriate automatic limit shown in the Limits Schedule, and the REINSURED'S maximum limit of retention for the mortality class, plan of insurance, and age at issue on the current application.

                (3)  The sum of the amount of insurance  already in force on the
                     life  and  the  amount  applied  for   currently,   in  all
                     companies, shall not exceed the following amounts.

                                 Ages         Life Insurance
                                 ----         --------------
                                [ages]        [dollar amount]
                                [ages]        [dollar amount]

                                                 Waiver of
                                 Ages             Premium
                                 ----             -------
                                [ages]        [dollar amount]
                                [ages]        [dollar amount]

                (4) The REINSURED has not made facultative application for reinsurance of the current application.

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                (5)  The policy was issued in  accordance  with the  REINSURED'S normal individual ordinary life underwriting rules and practices.

                (6)  The policy is not a continuation.

      B. If the requirements in section A of this article are not met or if the REINSURED prefers to do so, it shall make an application for reinsurance under this agreement on a facultative basis for all issues specified in the Subject Reinsurance Schedule other than continuations; the REINSURED may, at its option, make application for reinsurance under this agreement on a facultative basis for other issues.

      C. The [NAME OF REINSURANCE COMPANY] shall have no liability under facultative applications for reinsurance unless the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

      D. Continuations shall be reinsured under this agreement only if the original policy was reinsured with the [NAME OF REINSURANCE COMPANY]; the amount of the reinsurance under this agreement shall not exceed the amount of reinsurance of the original policy with the [NAME OF REINSURANCE COMPANY] immediately prior to the new issue or change.

III.  PLACING REINSURANCE IN EFFECT

      A. To effect reinsurance, the REINSURED shall, within fifteen working days after the end of each month, mail to the [NAME OF REINSURANCE COMPANY] a report in substantial accord with the appropriate forms of the Administrative Forms Schedule.

      B. The REINSURED shall send to the [NAME OF REINSURANCE COMPANY], within seven working days after the end of each quarter, a report in substantial accord with the appropriate forms of the Administrative Forms Schedule.

      C. When the REINSURED submits a risk to the [NAME OF REINSURANCE COMPANY] for reinsurance upon a facultative basis, a facultative application for such reinsurance shall be made on a form in substantial accord with the appropriate form of the Administrative Forms Schedule. Copies of the original applications, all medical examinations, microscopical reports, inspection reports, and all other information which the REINSURED may have pertaining to the insurability of the risk shall accompany the application. Upon receipt of such

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           application,  the [NAME OF  REINSURANCE  COMPANY]  shall  immediately examine the papers and shall notify the REINSURED of its underwriting action as soon as possible.

      D. All offers of reinsurance made by the [NAME OF REINSURANCE COMPANY] under this agreement shall, unless otherwise terminated by the [NAME OF REINSURANCE COMPANY], automatically terminate on the earlier of
           (a) the date the [NAME OF REINSURANCE COMPANY] receives notice from the REINSURED of its withdrawal of its application and (b) the later of (i) the date 120 days after the date the offer was made by the [NAME OF REINSURANCE COMPANY] and (ii) the date specified in the [NAME OF REINSURANCE COMPANY]'S approval of a written request from the REINSURED to grant an extension of the offer.

IV.   COMPUTATION OF REINSURANCE PREMIUMS

      A. The premium to be paid to the [NAME OF REINSURANCE COMPANY] for Life reinsurance shall be the sum of:

                (1) the appropriate premium rate from the schedule of premiums in the Premium Schedule applied to the appropriate amount at risk reinsured; plus

                (2)  any flat  extra  premium  charged  the  insured on the face
                     amount   initially   reinsured  less  the  following  total
                     allowances.

                                                           Policy Year
                                                        1              2+
                                                   -------------------------
                        Permanent Flat Extras      [percentage]  [percentag%]
                        Temporary Extras*          [percentage]  [percentag%]

                  * Temporary flat extras are those assessed for a period of five years or less.

      B.   The   portions  of  the   reinsurance   premiums   described  in  the
           subparagraphs of the preceding section shall hereinafter be referred to as the basic premium.

      C. For Universal Life plans, the premium charged the REINSURED for increases in reinsurance hereunder described in section D of the "REINSURANCE COVERAGE" article hereof shall be computed using the age and date of issue of the policy if the increase in face amount is not subject to approval of the REINSURED and using the age at and date of the increase if the increase in face amount is subject to the REINSURED'S approval.

      D. The premium to be paid the [NAME OF REINSURANCE COMPANY] for reinsurance of Supplemental Benefits shall be as shown in the Premium Schedule.

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      E.   For technical  reasons relating to the uncertain status of deficiency reserve requirements by the various state insurance departments, the Life reinsurance rates cannot be guaranteed for more than one year. On all reinsurance ceded at these rates, however, the [NAME OF REINSURANCE COMPANY] anticipates continuing to accept premiums on the basis of the rates shown in the Premium Schedule.

V.    PAYMENT OF REINSURANCE PREMIUMS

      A. The REINSURED shall send the [NAME OF REINSURANCE COMPANY] each month a report in substantial accord with the appropriate form in the Administrative Forms Schedule, showing all outstanding first- year policies for which the REINSURED'S records have been completed and all renewal reinsurance premiums on reinsurance policies having anniversaries in the preceding.

      B. The amount due the [NAME OF REINSURANCE COMPANY] shall accompany such report; if the amount is due the REINSURED, the [NAME OF REINSURANCE COMPANY] shall remit such amount to the REINSURED within fifteen days of receipt of the report. Premiums for reinsurance hereunder are payable at the Home Office of the [NAME OF REINSURANCE COMPANY] or any other location specified by the [NAME OF REINSURANCE COMPANY] and shall be paid on a monthly basis without regard to the manner of payment stipulated in the policy issued by the REINSURED.

      C. The payment of reinsurance premiums in accordance with the provisions of the preceding section shall be a condition precedent to the liability of the [NAME OF REINSURANCE COMPANY] under reinsurance covered by this agreement. In the event that reinsurance premiums are not paid as provided in the preceding section, the [NAME OF REINSURANCE COMPANY] shall have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If the [NAME OF REINSURANCE COMPANY] elects to exercise its right of termination, it shall give the REINSURED thirty days' notice of its intention to terminate such reinsurance. If all reinsurance premiums in arrears, including any which may become in arrears during the thirty-day period, are not paid before the expiration of such period, the [NAME OF REINSURANCE COMPANY] shall thereupon be relieved of future liability under all reinsurance for which premiums remain unpaid. Policies on which reinsurance premiums subsequently

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           fall due will automatically terminate if reinsurance premiums are not paid when due as provided in section B of this article. The reinsurance so terminated may be reinstated at any time within sixty days of the date of termination upon payment of all reinsurance premiums in arrears; but, in the event of such reinstatement, the [NAME OF REINSURANCE COMPANY] shall have no liability in connection with any claims incurred between the date of termination and the date of reinstatement of the reinsurance. The [NAME OF REINSURANCE COMPANY]'S right to terminate reinsurance as herein provided shall be without prejudice to its right to collect premiums for the period reinsurance was in force prior to the expiration of the thirty-day notice period.

      D. Any payment which either the REINSURED or the [NAME OF REINSURANCE COMPANY] shall be obligated to pay to the other may be paid net of any amount which is then due and unpaid under this agreement.

VI.   SETTLEMENT OF CLAIMS

      A. The REINSURED shall give the [NAME OF REINSURANCE COMPANY] prompt notice of any claim submitted on a policy reinsured hereunder and prompt notice of the instigation of any legal proceedings in connection therewith. Copies of proofs or other documents bearing on such claim or proceeding shall be furnished to the [NAME OF REINSURANCE COMPANY] when requested.

      B. The [NAME OF REINSURANCE COMPANY] shall accept the good faith decision of the REINSURED in settling any claim or suit and shall pay, at its Home Office, its share of net reinsurance liability upon receiving proper evidence of the REINSURED'S having settled with the claimant. Payment of net reinsurance liability on account of death or dismemberment shall be made in one lump sum. In settlement of reinsurance liability for Waiver of Premium Disability benefits, the [NAME OF REINSURANCE COMPANY] shall pay to the REINSURED its proportionate share of the gross premium waived.

      C. If the REINSURED should contest or compromise any claim or proceeding and the amount of net liability thereby be reduced, or if at any time the REINSURED should recover monies from any third party in connection with or arising out of any claim reinsured by the [NAME OF REINSURANCE COMPANY], the [NAME OF REINSURANCE COMPANY]'S reinsurance liability shall be reduced or the [NAME OF REINSURANCE COMPANY] shall share in the recovery,

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           as the case may be, in the  proportion  that the net liability of the
           [NAME OF REINSURANCE COMPANY] bore to the total net liability existing as of the occurrence of the claim. As used in this section, "recovery" Shall include, but not be limited to, settlements, judgments, awards and insurance payments of any kind.

      D. Any unusual expenses incurred by the REINSURED in defending or investigating a claim for policy liability or in taking up or rescinding a policy reinsured hereunder shall be participated in by the [NAME OF REINSURANCE COMPANY] in the same proportion as described in section C, above.

      E. In no event shall the following categories of expenses or liabilities be considered, for purposes of this agreement, as "unusual expenses" or items of "net reinsurance liability:"

                (1) routine investigative or administrative expenses;

                (2) expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits which the REINSURED admits are payable;

                (3)  expenses, fees, settlements, or judgments arising out of or
                     in  connection   with  claims  against  the  REINSURED  for
                     punitive or exemplary damages;

                (4) expenses, fees, settlements, or judgments arising out of or in connection with claims made against the REINSURED and based on alleged or actual bad faith, failure to exercise good faith, or tortious conduct.

      F. For purposes of this agreement, penalties, attorney's fees, and interest imposed automatically by statute against the REINSURED and arising solely out of a judgment being rendered against the REINSURED in a suit for policy benefits reinsured hereunder shall be considered "unusual expenses."

      G. In the event that the amount of insurance provided by a policy or policies reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of the insured, the net reinsurance liability of the [NAME OF REINSURANCE COMPANY] shall increase or reduce in the proportion that the net reinsurance liability of the [NAME OF REINSURANCE COMPANY] bore to the sum of the net retained liability of the REINSURED and the net liability of other reinsurers immediately prior to the

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           discovery of such misstatement of age or sex. Reinsurance policies in force with the [NAME OF REINSURANCE COMPANY] shall be reformed on the basis of the adjusted amounts, using premiums and reserves applicable to the correct age and sex. Any adjustment in reinsurance premiums shall be made without interest.

      H. The [NAME OF REINSURANCE COMPANY] shall refund to the REINSURED any reinsurance premiums, without interest, unearned as of the date of death of the life reinsured hereunder.

      I. If the REINSURED pays interest from a specified date, such as the date of death of the insured, on the contractual benefit of a policy reinsured under this agreement, the [NAME OF REINSURANCE COMPANY] shall indemnify the REINSURED for the [NAME OF REINSURANCE COMPANY]'S share of such interest. Interest paid by the [NAME OF REINSURANCE COMPANY] under this section shall be computed at the same rate and commencing as of the same date as that paid by the REINSURED. The computation of interest paid by the [NAME OF REINSURANCE COMPANY] under this section shall cease as of the earlier of (1) the date of payment of the [NAME OF REINSURANCE COMPANY]'S share of reinsurance liability and (2) the date of termination of the period for which the REINSURED has paid such interest.

VII.  CONDITIONAL RECEIPT REINSURANCE

      A. Subject to the terms, conditions, and limits of this Agreement and provided the conditions set forth in Section B of this article are fulfilled, [NAME OF REINSURANCE COMPANY] shall reimburse the
           REINSURED for a claim in excess of the appropriate retention set forth in the Retention Schedule paid by the REINSURED pursuant to a conditional receipt, except that in no event shall [NAME OF REINSURANCE COMPANY]'S liability pursuant to this article exceed one-third of [dollar amount].

      B. The following conditions must be satisfied in order for reinsurance of a conditional receipt to be effective:

                (1) the REINSURED must become liable for a claim pursuant to a conditional receipt issued in a form in conformity to the appropriate form of the Conditional Receipt Schedule of this Agreement; and

                (2) the conditional receipt must be given in return for an application on the life of an insured having a surname beginning with the letters of the alphabet specified in the Subject Reinsurance Schedule, for a policy form listed

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                     in  the  Subject   Reinsurance   Schedule,  and which would
                     bear a  register  date in  the   range   set  forth  in the
                     Subject Reinsurance Schedule; and

                (3) either the policy being applied for must qualify for automatic reinsurance or the REINSURED has not received a facultative offer of reinsurance on the application from another reinsurer which is a better offer than any facultative offer made by [NAME OF REINSURANCE COMPANY].

VIII. EXPERIENCE REFUNDS

      Reinsurance hereunder shall not be considered for experience refunds.

IX.   PREMIUM TAX REIMBURSEMENT

      The [NAME OF REINSURANCE COMPANY] shall not reimburse the REINSURED for any taxes the latter may be required to pay with respect to reinsurance hereunder.

X.    POLICY CHANGES

      If a change is made in the policy issued by the REINSURED to the insured which affects reinsurance hereunder, the REINSURED shall immediately notify the [NAME OF REINSURANCE COMPANY] of such change.

XI.   REINSTATEMENTS

      If a policy reinsured hereunder lapses for nonpayment of premium and is reinstated in accordance with its terms and the rules of the REINSURED, the [NAME OF REINSURANCE COMPANY] shall automatically reinstate its reinsurance under such policy. The REINSURED shall mail notice of the reinstatement to the [NAME OF REINSURANCE COMPANY] not later than the tenth working day after the reinstatement of the original policy. The REINSURED shall pay the [NAME OF REINSURANCE COMPANY] all reinsurance premiums in arrears in connection with the reinstatement with interest at the same rate and in the same manner as the REINSURED received under its policy.

XII.  EXPENSES

      The REINSURED shall bear the expense of all medical examinations, inspection fees, and other charges incurred in connection with the original policy.

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XIII. REDUCTIONS

      A. Except as provided in section C of the "REINSURANCE COVERAGE" article hereof, if a portion of the insurance issued by the REINSURED on a life reinsured hereunder is terminated, reinsurance on that life hereunder shall be reduced as hereinafter provided to restore, as far as possible, the retention level of the REINSURED on the risk, provided, however, that the REINSURED shall not assume on any policy being adjusted as provided in this article an amount of insurance in excess of the higher of, for the retention category of that policy,
           (1) its  retention  limit at the time of the issue of that policy and
           (2) the retention limit of that policy as already adjusted by the provisions of the "INCREASE IN LIMIT OF RETENTION" article. The reduction in reinsurance shall first be applied to the reinsurance, if any, of the specific policy under which insurance terminated. The reinsurance of the [NAME OF REINSURANCE COMPANY] shall be reduced by an amount which is the same proportion of the amount of reduction so applied as the reinsurance of the [NAME OF REINSURANCE COMPANY] on the policy bore to the total reinsurance of the policy. The balance, if any, of the reduction shall be applied to reinsurance of other policies on the life, the further reduction, if any, in the reinsurance of the [NAME OF REINSURANCE COMPANY] again being determined on a proportional basis.

      B. The [NAME OF REINSURANCE COMPANY] shall return to the REINSURED any basic life reinsurance premiums and any reinsurance premiums for Supplemental Benefits, without interest thereon, paid to the [NAME OF REINSURANCE COMPANY] for any period beyond the date of reduction of reinsurance hereunder.

XIV.  INSPECTION OF RECORDS

      The [NAME OF REINSURANCE COMPANY] shall have the right at any reasonable time to inspect, at the office of the REINSURED, all books and documents relating to the reinsurance under this agreement.

XV.   INCREASE IN LIMIT OF RETENTION

      A. The REINSURED may increase its limit of retention and may elect, subject to the other provisions of this article, to: (1) continue unchanged reinsurance then in force under this agreement; (2) make reductions in both standard and substandard reinsurance then in force under this agreement; or (3) make reductions in standard reinsurance then in force under this agreement. The increased limit of retention shall be effective with respect to new reinsurance on the date specified by the REINSURED subsequent to written notice to the [NAME OF REINSURANCE COMPANY]. Such written notice shall specify the new limit of retention, the effective date thereof, and the election permitted by the first sentence of this section. If the REINSURED makes election (2) or (3), the amount of reinsurance shall be reduced, except as hereinafter provided, to the excess, if any, over the REINSURED'S new limit of retention.

      B. No reduction shall be made in the amount of any reinsurance policy unless the REINSURED retained its maximum limit of retention for the plan, age, and mortality classification at the time the policy was issued, nor shall reductions be made unless held by the REINSURED at its own risk without benefit of any proportional or nonproportional reinsurance other than catastrophe accident reinsurance. In the case of Life and Disability reinsurance, no reduction shall be made in any class of reinsurance fully reinsured. No reduction shall be made in any Supplemental Benefits reinsured on a Life reinsurance cession unless the Life reinsurance is also being reduced as described hereunder. The plan, age, and mortality classification at issue shall be used to determine the REINSURED'S new retention on any life on which reinsurance policies are reduced in accordance with the provisions of this article.

      C. The reduction in each reinsurance policy shall be effective upon the reinsurance renewal date of that policy first following the effective date of the increased limit of retention or upon the twentieth reinsurance renewal date of the reinsurance policy, if later. If there is reinsurance in other reinsurers on a life on whom a reinsurance policy will be reduced hereunder, the [NAME OF REINSURANCE COMPANY] shall share in the reduction in the proportion that the amount of reinsurance of the [NAME OF REINSURANCE COMPANY] on the life bore to the amount of reinsurance of other reinsurers on the life.

      D. In the event the REINSURED overlooks any reduction in the amount of a reinsurance policy which should have been made on account of an increase in the REINSURED'S limit of retention, the acceptance by the [NAME OF REINSURANCE COMPANY] of reinsurance premiums under such circumstances and after the effective date of the reduction shall not constitute or determine a liability on the part of the [NAME OF REINSURANCE COMPANY] for such reinsurance. The [NAME OF REINSURANCE COMPANY] shall be liable only for a refund of premiums so received, without interest.

XVI.  ERRORS

      If either the REINSURED or the [NAME OF REINSURANCE COMPANY] shall fail to perform an obligation under this agreement and such failure shall be the result of an error on the part of the REINSURED or the [NAME OF REINSURANCE COMPANY], such error shall be corrected by restoring both the REINSURED and the [NAME OF REINSURANCE COMPANY] to the positions they would have occupied had no such error occurred; an "error" is a clerical mistake made inadvertently and excludes errors of judgment and all other forms of error.

XVII. ARBITRATION

      It is the intention of the REINSURED and the [NAME OF REINSURANCE COMPANY] that the customs and practices of the insurance and reinsurance industry shall be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If the REINSURED and the [NAME OF REINSURANCE COMPANY] cannot mutually resolve a dispute which arises out of or relates to this Agreement, however, the dispute shall be decided through arbitration as set forth in the Arbitration Schedule. The arbitrators shall base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There shall be no appeal from their decision, except that either party may petition a court having jurisdiction over the parties and the subject matter to reduce the arbitrator's decision to judgment.

XVIII. CHOICE OF LAW AND FORUM

      Indiana law shall govern the terms and conditions of the Agreement. In the case of an arbitration, the arbitration hearing shall take place in [city and state of reinsurance company], and the [state] Uniform Arbitration Act shall control except as provided in the "ARBITRATION" article.

XIX.  INSOLVENCY

      A. In the event of the insolvency of the REINSURED, all reinsurance shall be payable directly to the liquidator, receiver, or statutory successor of said REINSURED, without diminution because of the insolvency of the REINSURED.

      B. In the event of the insolvency of the REINSURED, the liquidator, receiver, or statutory successor shall give the [NAME OF REINSURANCE COMPANY] written notice of the tendency of a claim on a policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the tendency of any such claim, the
           [NAME OF REINSURANCE COMPANY] may investigate such claim and interpose, in the name of the REINSURED (its liquidator, receiver, or statutory successor), but at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which the [NAME OF REINSURANCE COMPANY] may deem available to the REINSURED or its liquidator, receiver, or statutory successor.

      C. The expense thus incurred by the [NAME OF REINSURANCE COMPANY] shall be chargeable, subject to court approval, against the REINSURED as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the REINSURED solely as a result of the defense undertaken by the [NAME OF REINSURANCE COMPANY]. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the REINSURED.

      D.   Any  debts  or  credits,   matured  or   unmatured,   liquidated   or
           unliquidated, regardless of when they arose or were incurred, in favor of or against either the REINSURED or the [NAME OF REINSURANCE COMPANY] with respect to this agreement or with respect to any other claim of one party against the other are deemed mutual debts or credits, as the case may be, and shall be set off, and only the balance shall be allowed or paid.

XX.   PARTIES TO AGREEMENT

      This is an agreement for indemnity reinsurance solely between the REINSURED and the [NAME OF REINSURANCE COMPANY]. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the [NAME OF REINSURANCE COMPANY] and the insured or the beneficiary under any policy reinsured hereunder.

XXI.  AGREEMENT

      This Agreement represents the entire contract between the REINSURED and the [NAME OF REINSURANCE COMPANY] and supersedes, with respect to its subject, any prior oral or written agreements.

XXII. EXECUTION AND DURATION OF AGREEMENT

      The provisions of this reinsurance agreement shall be effective with respect to policies for which the date on which application was first made to the REINSURED is on or after the first day of April, 1990, but in no event shall this agreement become effective unless and until it has been duly executed by two officers of the [NAME OF REINSURANCE COMPANY] and its Home Office in Fort Wayne, Indiana. This agreement shall be unlimited as to its duration but may be terminated at any time, insofar as its pertains to the handling of new reinsurance thereafter, by either party giving three months' notice of termination in writing. The [NAME OF REINSURANCE COMPANY] shall continue to accept reinsurance during the three months aforesaid and shall remain liable on all reinsurance granted under this agreement until the termination or expiry of the insurance reinsured.

                           IN WITNESS WHEREOF the said

                     IDS LIFE INSURANCE COMPANY OF NEW YORK

                                       of

                                Albany, New York,

                                  and the said

                          [NAME OF REINSURANCE COMPANY]

                                       of

                    [city and state of reinsurance company],

have by their respective officers executed and delivered these presents in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY OF NEW YORK

Signed at Minneapolis, MN
          ---------------------------------

By                                                  By
       [ILLEGIBLE]                                           [ILLEGIBLE]
       ------------------------------------------          -----------------------------------

Title  Qualified Actuary                            Title  Underwriting Officer
       ------------------------------------------          -----------------------------------

Date   9-28-1990                                    Date   9-28-90
       ------------------------------------------          -----------------------------------

[NAME OF REINSURANCE COMPANY]

Signed at [city and state of reinsurance company]
By     [signature]                                  By     [signature]
       ------------------------------------------          -----------------------------------
                     [title]                                             [title]
Date   10/16/90                                     Date   October 11, 1990
       ------------------------------------------          -----------------------------------

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                         Dates                  Letters
      Plan                                          From      Through       From     Through
      ----                                          ----      -------       ----     -------
      UL25                                        04-01-90       --           A          Z
      UL100                                       04-01-90       --           A          Z
      UL50O                                       04-01-90       --           A          Z
      VUL                                         04-01-90       --           A          Z
      EUL25                                       04-01-90       --           A          Z
      EUL100                                      04-01-90       --           A          Z
        Other Insured Riders (OIR)                04-01-90       --           A          Z
        Waiver of Monthly Deductions (WMD) Rider  04-01-90       --           A          Z
      Whole Life                                  04-01-90       --           A          Z
        Annual Reducing Term (ART) Rider          04-01-90       --           A          Z
        Waiver of Premium (WP) Rider              04-01-90       --           A          Z
      YRT                                         04-01-90       --           A          Z
      YRT-7                                       04-01-90       --           A          Z
      10 Year Renewable Term                      04-01-90       --           A          Z
        ART Rider                                 04-01-90       --           A          Z
        Waiver of Premium Rider                   04-01-90       --           A          Z
      ART                                         04-01-90       --           A          Z
      Mortgage Term                               04-01-90       --           A          Z
        ART Rider                                 04-01-90       --           A          Z
        Waiver of Premium Rider                   04-01-90       --           A          Z

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified below shall be ceded under this agreement provided the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

                                                          Dates                 Letters
      Plan                                          From      Through      From      Through
      ----                                          ----      -------      ----      -------
      UL25                                        04-01-90       --          A           Z
      UL100                                       04-01-90       --          A           Z
      UL500                                       04-01-90       --          A           Z
      VUL                                         04-01-90       --          A           Z
      EUL25                                       04-01-90       --          A           Z
      EUL100                                      04-01-90       --          A           Z
        Other Insured Riders (OIR)                04-01-90       --          A           Z
        Waiver of Monthly Deductions (WMD) Rider  04-01-90       --          A           Z
      Whole Life                                  04-01-90       --          A           Z
        Annual Reducing Term (ART) Rider          04-01-90       --          A           Z
        Waiver of Premium (WP) Rider              04-01-90       --          A           Z
      YRT                                         04-01-90       --          A           Z
      YRT-7                                       04-01-90       --          A           Z
      10 Year Renewable Term                      04-01-90       --          A           Z
        ART Rider                                 04-01-90       --          A           Z
        Waiver of Premium Rider                   04-01-90       --          A           Z
      ART                                         04-01-90       --          A           Z
      Mortgage Term                               04-01-90       --          A           Z
        ART Rider                                 04-01-90       --          A           Z
        Waiver of Premium Rider                   04-01-90       --          A           Z

C. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the [NAME OF REINSURANCE COMPANY] under this or another agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].

                               RETENTION SCHEDULE

                        Retention Limits of the REINSURED

                                      Life

                                 Standard-Table D       Over Table D
                                    Flat Extras         Flat Extras
                     Ages            0 - $10.00         Over $10.00
                     ----        ------------------------------------
                    0-55
                    56-65         [dollar amount]      [dollar amount]
                    Over 65       [dollar amount]      [dollar amount]

The REINSURED shall retain an additional 10% of the above amounts in order to avoid reinsurance.

                          Waiver of Premium Disability

                                  Same as Life

                                 LIMITS SCHEDULE

           Maximum Amounts which the REINSURED may cede Automatically

                                      Life

To [NAME OF REINSURANCE COMPANY]:

                      Ages              Standard-Table D        Tables E-P           Over Table P
                       ----             ----------------        ----------           ------------
                      0-55               [dollar amount]      [dollar amount]       [dollar amount]
                      56-65              [dollar amount]      [dollar amount]       [dollar amount]
                      66-75              [dollar amount]      [dollar amount]       [dollar amount]
                      Over 75            [dollar amount]      [dollar amount]       [dollar amount]

To all Reinsurers:

                       Ages               Standard-Table D       Tables E-P          Over Table P
                       ----               ----------------       ----------          ------------
                      0-55                 [dollar amount]    [dollar amount]       [dollar amount]
                      56-65                [dollar amount]    [dollar amount]       [dollar amount]
                      66-75                [dollar amount]    [dollar amount]       [dollar amount]
                      Over 75              [dollar amount]    [dollar amount]       [dollar amount]

                          Waiver of Premium Disability

To [NAME OF REINSURANCE COMPANY]:

                       Ages                Standard-Table D     Tables E-P           Over Table P
                       ----                ----------------     ----------           ------------
                      0-55                  [dollar amount]   [dollar amount]       [dollar amount]
                      56-60                 [dollar amount]   [dollar amount]       [dollar amount]
                      Over 60               [dollar amount]   [dollar amount]       [dollar amount]

To all Reinsurers:

                       Ages               Standard-Table D      Tables E-P           Over Table P
                       ----               ----------------      ----------           ------------
                      0-55                  [dollar amount]   [dollar amount]       [dollar amount]
                      56-60                 [dollar amount]   [dollar amount]       [dollar amount]
                      Over 60               [dollar amount]   [dollar amount]       [dollar amount]

                          ADMINISTRATIVE FORMS SCHEDULE

                             Facultative Application
                              Policy Detail Report
                             Summary Premium Report
                                 Policy Exhibit
                            Quarterly Reserve Report

CHECK:    __  Automatic or __  Facultative                  TRANSACTION TYPE  _______                     APPLICATION TO:    [logo]
          __  RPR       or __  Coinsurance                   (See Reverse Side)
          __  Medical   or __  Non-Medical
                                                                                          -------------
                                                                                             STATE OF
-----------------------------------------------------------------------------------------------------------------------------------
 INSURED'S NAME                               SEX  BIRTHDATE     BIRTH   RESIDENCE    OCCUPATION       ISSUE AGE     AGE BASIS

-----------------------------------------------------------------------------------------------------------------------------------
 JOINT INSURED                                SEX  BIRTHDATE     BIRTH   RESIDENCE    OCCUPATION       ISSUE AGE     JOINT AGE

-----------------------------------------------------------------------------------------------------------------------------------
 ORIGINAL POLICY NO.  ISSUE DATE  DATE OF APP     SHORT TERM FROM     PLAN(S)                   RATE BOOK ED       RESERVE BASIS

-----------------------------------------------------------------------------------------------------------------------------------
 CEDING  COMPANY   >                                                      Check Reins. Prem. Type:   ___  SMOKER
                                                                           ___  NON-SMOKER       ___  AGGREGATE      ___  OTHER PRE
-----------------------------------------------------------------------------------------------------------------------------------
                                      LIFE
                           BASE PLAN       TERM RIDER        DIS              ADB
                                                                                                 Will Policy Contain:
 PREVIOUS IN FORCE      $               $               $              $
                         -------------    -------------  --------------  --------------     __  Aviation Exclusion Provision
 PREVIOUS RETAINED                                                                          __  Guaranteed Insurability Option
                         -------------    -------------  --------------  --------------     __  Increasing Insurance Rider
 ISSUED THIS POLICY                                                                         __  Term Insurance Dividend Option
                         -------------    -------------  --------------  --------------             (is option limited to cash
 RETAINED THIS POLICY                                                                                value     ___  Yes     ___  No)
                         -------------    -------------  --------------  --------------     __  Check if Applicant has withheld MIB
 RATING, IF SUBSTANDARD                                                                              Authorization
                         -------------    -------------  --------------  --------------
 REINSURED THIS CESSION
                         -------------    -------------  --------------  --------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                  FACULTATIVE UNDERWRITING DATA

 Underwriting Papers: Check Appropriate Column                                  Reason for submitting Facultatively:
                                                                                __ Over Automatic Limit    __    Medical Reasons
                                                                                __ Financial Reasons       __    Other Non-Medical
                                                  Data             Not             Describe:________________________________________
                                 Attached      Outstanding       Obtained
                                 --------      -----------       --------

   Application                     _____          _____           _____
   Examination                     _____          _____           _____         Has money been accepted with the Application?
           HOS                     _____          _____           _____         __Yes__No
           EKG (s)                 _____          _____           _____         Is risk being submitted to other Reinsurers?
           X-Ray                   _____          _____           _____         __Yes__No

   SMA - Blood Study               _____          _____           _____         Other companion cases also submitted:______________
         APS     Dr_________                                                    ___________________________________________________
                 Dr_________       _____          _____           _____
         IR                        _____          _____           _____         Remarks:
 Questionnaires                    _____          _____           _____
 Financial Data                    _____          _____           _____
 Other              (describe)_____________________________________________

------------------------------------------------------------------------------
NOTE:  Unless  otherwise  stated.  LNL's offer to reinsure is valid for 120 days from date of last facultative underwriting action.

                                                                                  Underwriter _____________________________________
                                                                                         Date _____________________________________

* TRANSACTION TYPE MUST BE INDICATED   SCHEDULE C

                                  INSTRUCTIONS

            1.    Submit Part 1 when making Facultative Application.

            2.    Submit Part 2 when making  Formal  Cession of  Reinsurance  to
                  [name  of  reinsurance   company]  (new  business  or  amended
                  cession) or withdrawing Facultative Application.

            3.    Retain Part 3 for your records.

            4. On RPR cases, please furnish the Disability Premium per unit on Parts 2 & 3 in the remarks area.

                     TRANSACTION TYPE CODES AND DEFINITIONS

NEW COVERAGE

CODE         LITERAL                           DEFINITION

   NB - New Business            New issues, on which the underwriting is within
                                the ceding company's requirements as per published guidelines.

   SU - New Business with       New Issues for which the  ceding  company  has a
        Special Underwriting    program to use modified underwriting
                                requirements, (e.g., a Special Replacement
                                Program).

CONTINUATION OF COVERAGE - A "continuation" of a policy is a new policy replacing a policy issued earlier by the client ("original policy") or a change in an existing policy issued or made either:

      (a) in compliance with the terms of the original policy (such as a conversion of a term policy or the use of first-year rates for a re-entry term product)

                                       OR

      (b) Without the same new underwriting information the client would obtain in the absence of the original policy, without a suicide exclusion or contestable period as long as those contained in new issues by the client, or without the payment of the same first-year commissions payable in the absence of the original policy.

CODE    LITERAL                              DEFINITION

   EX  - Exchange       A policy which is replacing a policy previously issued
                        by the ceding company and for which the company does not obtain Full Evidence of Insurability requirements as per published underwriting guidelines it would obtain in the absence of the replaced policy. (Indicate effective date in remarks area).

   CN - Conversion      A newly issued policy based on a contractual provision
                        contained in the previous policy with limited or no evidence of insurability. (Indicate effective date and other pertinent data in the remarks area).

   RT - RE-Entry Term   A contractual privilege which allows the insured to
                        present evidence of insurability to obtain a new first year premium at his then attained age (based on same plan of insurance originally issued).

   OR - Other           Reissues All other reissues not considered to be
                        exchanges, conversions, or re-entries (e.g., reduction in amount, rating reduction, return to first-year premium, adding or terminating benefits, etc.).
                        (Indicate effective date and other pertinent data in the remarks areas).

   OT - Other           MUST explain in remarks area.

                               SCHEDULE C, PART I

                              Policy Detail Report

                                __________, 19___

                            Risk Premium Reinsurance

For each policy show:
  1. Full name of insured
  2. Sex
  3. Date of Birth
  4. Joint Insured (when applicable) - Full name - Sex - Date of Birth
  5. Amount of Previous  In-force  within  Client  Company
  6. Amount of Previous Retention
  7. Amount of New Policy 8. Amount of New Retention
  9  Amount of New Reinsurance Ceded to [NAME OF REINSURANCE COMPANY]
 10. Policy Number
 11. Plan and/or Plan Code
 12. Issue Date
 13. Transaction Code
 14. Automatic/Facultative Indicator
 15. Underwriting Basis
 16. Rating
 17. Foreign Currency Code
 18. Par/Non Par Indicator
 19. Current Premiums
     (a) Standard Life
     (b) Substandard Table Extras
     (c) Substandard Flat Extras
     (d) Accidental Death Benefits
     (e) Waiver of Premium
 20. Total Premium Due
 21. Current Net Amount at Risk
 22. Current Policy Fee
 23. Mode Indicator

Please provide separate reports for first year and renewal reinsurance.

BRPR
6/82

                              SCHEDULE C, PART II

                             SUMMARY PREMIUM REPORT

                               __________, 19___

                            RISK PREMIUM REINSURANCE

Total first year basic Life Premiums
                                                              ------------------
Total first year Policy Fees
                                                              ------------------
Total first year Disability Premiums
                                                              ------------------
Total first year Accidental Death Benefits Premiums
                                                              ------------------
       Total first year Premiums Due
                                                              ------------------

Total renewal basic Life Premiums
                                                              ------------------
Total renewal Policy Fees
                                                              ------------------
Total renewal Disability Premiums
                                                              ------------------
Total renewal Accidental Death benefits Premiums
                                                              ------------------
       Total renewal Premiums Due
                                                              ------------------

                                           Grand Total
                                                              ------------------

BRPR
6/82

                              SCHEDULE C, PART III

                                 Policy Exhibit

                                ___________, 19__

                            Risk Premium Reinsurance

--------------------------Current Period -----------------------      ---------------------------Year-to-Date----------------------

                                 Number of   Amount of                                                   Number of    Amount of
                                 Policies   Reinsurance                                                   Policies   Reinsurance
                                ---------- --------------                                               ----------- --------------
In-force Beg. of Period                                               In-force Beg. of Year
Issues-Automatic                                                      Issues-Automatic
Issues-Facultative                                                    Issues-Facultative
Cancellations (NTO's)                                                 Cancellations (NTO's)
Reinstates from Cancels                                               Reinstates from Cancels
Other Increases                                                       Other Increases
(Include other reinstatements)                                        (Include other reinstatements)
   Total Increases                                                       Total Increases
Deaths                                                                Deaths
Recaptures                                                            Recaptures
Expires & Maturities                                                  Expiries & Maturities
Lapses & Surrenders                                                   Lapses & Surrenders
Other Decreases in Coverage                                           Other Decreases in Coverage
   Total Decreases                                                       Total Decreases
In-force End of Period                                                In-force Year-to-Date

BRPR
6/82

                               SCHEDULE C, PART IV

                            Quarterly Reserve Report

              Mean Reserves as of End of ____________ Quarter, 19__

                            Risk Premium Reinsurance

Life
                              --------------------------
Accidental Death Benefits
                              --------------------------
Waiver of Premium
                              --------------------------
Mortality Table
                              --------------------------
Rate of Interest
                              --------------------------

BRPR
6/82

                          CONDITIONAL RECEIPT SCHEDULE

                               Conditional Receipt

                          CONDITIONAL RECEIPT SCHEDULE

IDS Life Insurance Company                                           INSURANCE
of New York                                                          APPLICATION
Box 5144
Albany, New York 12205
An American Express company

AGREEMENT AND SIGNATURE
--------------------------------------------------------------------------------

AGREEMENT

By signing this application, you acknowledge all of the following terms and conditions.

       ADEQUATE INFORMATION. You have received the DESCRIPTION OF IDS LIFE OF NEW YORK'S INFORMATION PRACTICES, and you have read and understood it.

       WHEN COVERAGE BEGINS. You agree that an Insured for life or disability Insurance will be covered prior to policy delivery only when all of the following requirements have been met:

            The owner has paid the full first premium, according to the mode of premium payment selected, for all Insurance applied for in this application (any check or draft for that payment must be honored by this bank); and

            The Insured has submitted all medical and other Information Initially required by the company's written underwriting rules; and

            The Insured is insurable on the Effective Date, as defined below, under the company's underwriting rules, for the plan and amount of coverage at the rate applied for with no modification. "Effective Date" as used herein means the later of: (a) the date of this application; or (b) the date of completion of all medical examinations and other Information required by the company's written underwriting rules.

            In cases where the Insured is not insurable for the plan or the amount or at the rate applied for, coverage begins if and when the company includes that person under a policy accepted by the owner. For disability coverage, all disability policies specified to be discontinued in this application must also be discontinued before coverage will begin. (This limitation is subject to the Incontestability provision in the policy.)

       AMOUNT OF COVERAGE. Before the policies are delivered, each Insured will be covered for the lesser of: 1) the total amount requested for that Insured; or 2) [dollar amount]. Coverage requested on this and other IDS Life of New York applications will be totaled and subject to this [dollar amount] maximum, Inforce coverage is not subject to this limitation.

       COMPANY'S RESPONSIBILITIES. You understand that:

            Only the company has the authority to decide on insurability and risk classification and to bind the company to insure the insured;

            If a policy does not go Into effect, the company's sole liability will be to refund any premium paid, plus Interest if required by law;

            Only statements made in writing will bind the company;

            No change in or waiver of anything in this application or alteration of an Insurance policy is binding unless it is in writing and signed by an officer of the company; and

            By accepting a policy, the owner ratifies any changes entered at any time in the Home Office Endorsements section of this application. However, the owner must sign a separate written document for any change in type of plan, amount, benefits or Insured's risk classification.

            Any Insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

      RELEASE OF INFORMATION. It is our policy and practice to respect each Individual's right to privacy. Releasing limited client information occurs when there is a service we do not provide and believe could meet your specific financial needs. If you object to such release, please indicate this on the application or by writing to us.

      QUALIFIED PLANS ONLY. You certify that the plan stated in Item B is qualified under Section 401(a) of the United States Internal Revenue Code. This policy will be issued based on representations by you that the Plan is qualified.

      DECLARATION

            You declare that each of the answers made in this application is true and complete to the best of your knowledge and belief and will be a basis for any policy issued. You also acknowledge that you have received a copy of this agreement and receipt for any premium paid with this application.

                                PREMIUM SCHEDULE

                            Reinsurance Premium Rates

                            Fully Underwritten Issues
                                 Standard Risks

The monthly reinsurance premium shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages:

                       Automatic and Capacity Facultative*

                                 Policy   Year
                                   1       2+
                                -------- -------
                                   %       %

                           Non-Capacity Facultative**

                                 Policy   Year
                                   1       2+
                                -------- --------
                                   %       %

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate standard rates times the above percentages.

  * Capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to no reinsurer other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains its full limit of retention for the plan, age at issue, and mortality classification of the policy.

** Non-capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to reinsurers other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains less than its full limit of retention for the plan, age at issue, and mortality classification of the policy.

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

                          Waiver of Premium Disability

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of [percentage] first year and [percentage] in renewal years.

                                 MALE RATE TABLE

Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insurance with a Standard Rate Classification

                         Standard                              Standard                                Standard
Attained                   Non-       Attained                   Non-       Attained                     Non-
   Age      Standard      Smoker        Age       Standard      Smoker         Age       Standard       Smoker
   ---      --------      ------        ---       --------      ------         ---       --------       ------
        0
        1
        2
        3
        4
        5
        6
        7
        8
        9
       10
       11
       12
       13
       14
       15
       16
       17
       18
       19
       20
       21
       22
       23
       24
       25
       26
       27
       28
       29
       30
       31
       32
       33
       34

For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                FEMALE RATE TABLE

Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insurance with a Standard Rate Classification

                          Standard                              Standard                               Standard
 Attained                   Non-       Attained                   Non-       Attained                    Non-
   Age       Standard      Smoker        Age       Standard      Smoker         Age       Standard      Smoker
   ---       --------      ------        ---       --------      ------         ---       --------      ------
         0
         1
         2
         3
         4
         5
         6
         7
         8
         9
        10
        11
        12
        13
        14
        15
        16
        17
        18
        19
        20
        21
        22
        23
        24
        25
        26
        27
        28
        29
        30
        31
        32
        33
        34

For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                              ARBITRATION SCHEDULE

To initiate arbitration, either the REINSURED or the [NAME OF REINSURANCE COMPANY] shall notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy Bought. The party to which the notice is sent shall respond to the notification in writing within ten (10) days of its receipt.

The arbitration hearing shall be before a panel of three arbitrators, each of whom must be a present or former officer of a life insurance company. An arbitrator may not be a present or former officer, attorney, or consultant of the REINSURED or the [NAME OF REINSURANCE COMPANY] or either's affiliates.

The REINSURED and the [NAME OF REINSURANCE COMPANY] shall each name five (5) candidates to serve as an arbitrator. The REINSURED and the [NAME OF REINSURANCE COMPANY] shall each choose one candidate from the other party's list, and these two candidates shall serve as the first two arbitrators. If one or more candidates so chosen shall decline to serve as an arbitrator, the party which named such candidate shall add an additional candidate to its list, and the other party shall again choose one candidate from the list. This process shall continue until two arbitrators have been chosen and have accepted. The REINSURED and the [NAME OF REINSURANCE COMPANY] shall each present their initial lists of five (5) candidates by written notification to the other party within twenty-five (25) days of the date of the mailing of the notification initiating the arbitration. Any subsequent additions to the list which are required shall be presented within ten (10) days of the date the naming party receives notice that a candidate that has been chosen declines to serve.

The two arbitrators shall then select the third arbitrator from the eight (8) candidates remaining on the lists of the REINSURED and the [NAME OF REINSURANCE COMPANY] within fourteen (14) days of the acceptance of their positions as arbitrators. If the two arbitrators cannot agree on the choice of a third, then this choice shall be referred back to the REINSURED and the [NAME OF REINSURANCE COMPANY]. The REINSURED and the [NAME OF REINSURANCE COMPANY] shall take turns striking the name of one of the remaining candidates from the initial eight (8) candidates until only one candidate remains. If the candidate so chosen shall decline to serve as the third arbitrator, the candidate whose name was stricken last shall be nominated as the third arbitrator. This process shall continue until a candidate has been chosen and has accepted. This candidate shall serve as the third arbitrator. The first turn at striking the name of a candidate shall belong to the party that is responding to the other party's initiation of the arbitration. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by a majority of votes.

It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in the "ARBITRATION" article. Therefore, at no time will either the REINSURED or the [NAME OF REINSURANCE COMPANY] contact or otherwise communicate with any person who is to be or has been designated as a candidate to serve as an arbitrator concerning the dispute, except upon the basis of jointly drafted communications provided by both the REINSURED and the [NAME OF REINSURANCE COMPANY] to inform those candidates actually chosen as arbitrators of the nature and facts of the dispute. Likewise, any written or oral arguments provided to the arbitrators concerning the dispute shall be coordinated with the other party and shall be provided simultaneously to the other party or shall take place in the presence of the other party. Further, at no time shall any arbitrator be informed that the arbitrator has been named or chosen by one party or the other.

The arbitration hearing shall be held on the date fixed by the arbitrators. In no event shall this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators shall establish prearbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party shall provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they shall give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. The party initiating the arbitration shall have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within twenty (20) days after the end of the arbitration hearing, the arbitrators shall issue a written decision that sets forth their findings and any award to be paid as a result of the arbitration, except that the arbitrators may not award punitive or exemplary damages. In their decision, the arbitrators shall also apportion the costs of arbitration, which shall include, but not be limited to, their own fees and expenses.

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April l, 1990, between

           IDS LIFE INSURANCE COMPANY OF NEW YORK of Albany, New York,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [NAME OF REINSURANCE COMPANY] of [city and state of reinsurance company],

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

             1. On and after the first day of November, 1990, the retention limit of the REINSURED shall be that shown in the revised Schedule A, attached hereto. This retention shall apply to reinsurance ceded after the effective date hereof and to existing reinsurance ceded before the effective date hereof in accordance with the "INCREASE IN LIMIT OF RETENTION" article of the Agreement of which this amendment is a part.

             2. The REINSURED may cede and the [NAME OF REINSURANCE COMPANY] shall accept automatically amounts of reinsurance not to exceed those described in the attached Schedule B.

             3. For reinsurance ceded automatically on and after the first day of November, 1990, under the Agreement, the sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

                         Ages         Life Insurance
                         ----         --------------
                        [ages]       [dollar amount]
                        [ages]       [dollar amount]
                        [ages]       [dollar amount]

                         Ages       Waiver of Premium
                         ----       -----------------
                        [ages]       [dollar amount]
                        [ages]       [dollar amount]

             It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the Agreement of which this amendment is a part which do not conflict with the terms hereof.


Agreement No. 5 / Revision No. 1                                          Page 1

             IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY OF NEW YORK
Signed at   Mpls Mn
            -------------------------------------------

By          [ILLEGIBLE]                                          By      [ILLEGIBLE]
            -------------------------------------------                ---------------------------------------------
Title       Underwriting Officer                               Title   Qualified Actuary
            -------------------------------------------                ---------------------------------------------

Date        1-15-91                                            Date    1-15-91
            -------------------------------------------                ---------------------------------------------

[NAME OF REINSURANCE COMPANY]
Signed at [city and state of reinsurance company]

By        [signature]                                         By       [signature]
          ---------------------------------------------                ---------------------------------------------
          [title]                                                      [title]

Date      1/23/91                                             Date     January 23, 1991
          ---------------------------------------------                ---------------------------------------------

Agreement No. 5 / Revision No. 1                                          Page 2

                                   SCHEDULE A
                          (Effective November 1, 1990)

                        Retention Limits of the REINSURED

                                      Life

                              Ages   Standard-Table P
                              ---- _ ----------------
                               All    [dollar amount]

The above retention limit may be exceeded by as much as [dollar amount] in order to avoid reinsurance.

                          Waiver of Premium Disability

                                  Same as Life


Agreement No. 5 / Revision No. 1                                          Page 3

                                   SCHEDULE B
                          (Effective November 1, 1990)

           Maximum Amounts which the REINSURED may cede Automatically

                                      Life

To [NAME OF REINSURANCE COMPANY]:

                  Ages           Standard-Table P      Over Table P
                  ----           ----------------      ------------

                 0 - 75          [dollar amount]      [dollar amount]
                Over 75          [dollar amount]      [dollar amount]

To all Reinsurers:

                  Ages           Standard-Table P      Over Table P
                  ----           ----------------      ------------

                 0 - 75          [dollar amount]      [dollar amount]
                Over 75          [dollar amount]      [dollar amount]

                          Waiver of premium Disability

To [NAME OF REINSURANCE COMPANY]:

                  Ages           Standard-Table P      Over Table P
                  ----           ----------------      ------------

                 0 - 60          [dollar amount]      [dollar amount]
                Over 60          [dollar amount]      [dollar amount]

To all Reinsurers:

                  Ages            Standard-Table P      Over Table P
             ---------------  --------------------    ----------------

                  0-60           [dollar amount]      [dollar amount]
                Over 60          [dollar amount]      [dollar amount]


Agreement No. 5 / Revision No. 1                                          Page 4

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

           IDS LIFE INSURANCE COMPANY OF NEW YORK of Albany, New York, hereinafter referred to as the "REINSURED,"

                                       and

    [NAME OF REINSURANCE COMPANY] of [city and state of reinsurance company]

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

       The REINSURED'S plans to be reinsured under the Agreement on and after the first day of May, 1991, shall be those specified in the Subject Reinsurance Schedule, attached hereto.

       It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the Agreement of which this amendment is a part which do not conflict with the terms hereof.

       IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY OF NEW YORK

Signed at  Minneapolis, MN
           --------------------------------------------

By                        [ILLEGIBLE]                           By                     [ILLEGIBLE]
       ------------------------------------------------              -----------------------------------------------

Title                      Actuary                            Title               Underwriting Officer
       ------------------------------------------------              -----------------------------------------------

Date                       6-11-91                            Date                      6/12/91
       ------------------------------------------------              -----------------------------------------------


[NAME OF REINSURANCE COMPANY]

Signed at [city and state of reinsurance company]

By                       [signature]                          By                      [signature]
       ------------------------------------------------              -----------------------------------------------
                           [title]                                                      [title]

Date                       6/14/91                            Date                   June 14, 1991
       ------------------------------------------------              -----------------------------------------------


Agreement No. 5/Revision No. 2                                            Page 1

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                             Dates                 Letters
       Plan                                                            From       Through      From      Through
       ----                                                            ----       -------      ----      -------
       UL25                                                          04-01-90        --          A           Z
       UL100                                                         04-01-90        --          A           Z
       UL500                                                         04-01-90        --          A           Z
       VUL                                                           04-01-90        --          A           Z
       EUL25                                                         04-01-90        --          A           Z
       EUL100                                                        04-01-90        --          A           Z
            Other Insured Riders (OIR)                               04-01-90        --          A           Z
            Waiver of Monthly Deductions (WMD) Rider                 04-01-90        --          A           Z
       Whole Life                                                    04-01-90        --          A           Z
            Annual Reducing Term (ART) Rider                         04-01-90        --          A           Z
            Waiver of Premium (WP) Rider                             04-01-90        --          A           Z
       YRT                                                           04-01-90        --          A           Z
       YRT-7                                                         04-01-90        --          A           Z
       10 Year Renewable Term                                        04-01-90        --          A           Z
            ART Rider                                                04-01-90        --          A           Z
            Waiver of Premium Rider                                  04-01-90        --          A           Z
       ART                                                           04-01-90        --          A           Z
       Mortgage Term                                                 04-01-90        --          A           Z
            ART Rider                                                04-01-90        --          A           Z
            Waiver of Premium Rider                                  04-01-90        --          A           Z
       VUL-350                                                       05-01-91        --          A           Z

Agreement No. 5/Revision No. 2                                            Page 2

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified below shall be ceded under this agreement provided the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

                                                                             Dates                  Letters
       Plan                                                            From       Through      From      Through
       ----                                                            ----       -------      ----      -------
       UL25                                                          04-01-90        --          A          Z
       UL100                                                         04-01-90        --          A          Z
       UL500                                                         04-01-90        --          A          Z
       VUL                                                           04-01-90        --          A          Z
       EUL25                                                         04-01-90        --          A          Z
       EUL100                                                        04-01-90        --          A          Z
          Other Insured Riders (OIR)                                 04-01-90        --          A          Z
          Waiver of Monthly Deductions (WMD) Rider                   04-01-90        --          A          Z
       Whole Life                                                    04-01-90        --          A          Z
          Annual Reducing Term (ART) Rider                           04-01-90        --          A          Z
          Waiver of Premium (WP) Rider                               04-01-90        --          A          Z
       YRT                                                           04-01-90        --          A          Z
       YRT-7                                                         04-01-90        --          A          Z
       10 Year Renewable Term                                        04-01-90        --          A          Z
          ART Rider                                                  04-01-90        --          A          Z
          Waiver of Premium Rider                                    04-01-90        --          A          Z
       ART                                                           04-01-90        --          A          Z
       Mortgage Term                                                 04-01-90        --          A          Z
          ART Rider                                                  04-01-90        --          A          Z
          Waiver of Premium Rider                                    04-01-90        --          A          Z
       VUL-350                                                       05-01-91        --          A          Z

C. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the [NAME OF REINSURANCE COMPANY] under this or another agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].

Agreement No. 5/Revision No. 2                                            Page 3

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

           IDS LIFE INSURANCE COMPANY OF NEW YORK of Albany, New York,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [NAME OF REINSURANCE COMPANY] of [city and state of reinsurance company]

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

      1. It is hereby agreed that on and after the first day of April, 1990, paragraph B of the "PAYMENT OF REINSURANCE PREMIUMS" article of the Agreement shall be replaced with the following:

      "B. The amount due the [NAME OF REINSURANCE COMPANY] shall accompany such report; if the amount is due the REINSURED, the [NAME OF
             REINSURANCE COMPANY] shall remit such amount to the REINSURED within fifteen days of receipt of the report. Premiums for reinsurance hereunder are payable at the Home Office of the [NAME OF REINSURANCE COMPANY] or any other location specified by the [NAME OF REINSURANCE COMPANY] and shall be paid on a monthly basis with respect to Universal Life plans and shall be paid on an annual basis with respect to plans other than Universal Life plans without regard to the manner of payment stipulated in the policy issued by the REINSURED."

      2. It is hereby agreed that on and after the first day of April, 1990, the Premium Schedule of the Agreement shall be replaced with the attached Premium Schedule.

       It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.


Agreement No. 5/Revision No. 3                                            Page 1

      IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY OF NEW YORK

Signed at  Minneapolis, MN
           ----------------------------------------------

By                        [ILLEGIBLE]                          By                      [ILLEGIBLE]
       --------------------------------------------------           ------------------------------------------------

Title                  Qualified Actuary                      Title              VP-Insurance Products
       --------------------------------------------------           ------------------------------------------------

Date                        6/18/91                           Date                      6/18/91
       --------------------------------------------------           ------------------------------------------------

[NAME OF REINSURANCE COMPANY]

Signed at  [city and state of reinsurance company]

By                       [signature]                          By                      [signature]
      ---------------------------------------------------           ------------------------------------------------
                           [title]                                                      [title]

Date                       6/26/91                            Date                   June 26, 1991
      ---------------------------------------------------           ------------------------------------------------

Agreement No. 5/Revision No. 3                                            Page 2

                                PREMIUM SCHEDULE

                            Reinsurance Premium Rates

                            Fully Underwritten Issues

                                 Standard Risks

The monthly reinsurance premium for Universal Life plans shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages; the reinsurance premium for other than Universal Life plans shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages times twelve:

                       Automatic and Capacity Facultative*

                                 Policy   Year
                                   1       2+
                                -------- -------
                                   %       %

                           Non-Capacity Facultative**

                                 Policy   Year
                                   1       2+
                                -------- -------
                                   %       %

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate standard rates times the above percentages.

 * Capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to no reinsurer other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains its full limit of retention for the plan, age at issue, and mortality classification of the policy.

** Non-capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to reinsurers other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains less than its full limit of retention for the plan, age at issue, and mortality classification of the policy.

Agreement No. 5/Revision No. 3                                            Page 3

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

                          Waiver of Premium Disability

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of [percentage] first year and [percentage] in renewal years.

Agreement No. 5/Revision No. 3                                            Page 4

                                 MALE RATE TABLE
          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000
                for Insureds with a Standard Rate Classification

                          Standard                              Standard                               Standard
 Attained                   Non-       Attained                   Non-       Attained                    Non-
   Age       Standard      Smoker        Age       Standard      Smoker         Age       Standard      Smoker
   ---       --------      ------        ---       --------      ------         ---       --------      ------
        0
        1
        2
        3
        4
        5
        6
        7
        8
        9
       10
       11
       12
       13
       14
       15
       16
       17
       18
       19
       20
       21
       22
       23
       24
       25
       26
       27
       28
       29
       30
       31
       32
       33
       34

For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                FEMALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

                          Standard                              Standard                               Standard
 Attained                   Non-       Attained                   Non-       Attained                    Non-
   Age       Standard      Smoker        Age       Standard      Smoker         Age       Standard      Smoker
   ---       --------      ------        ---       --------      ------         ---       --------      ------
       0
       1
       2
       3
       4
       5
       6
       7
       8
       9
      10
      11
      12
      13
      14
      15
      16
      17
      18
      19
      20
      21
      22
      23
      24
      25
      26
      27
      28
      29
      30
      31
      32
      33
      34

For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

           IDS LIFE INSURANCE COMPANY OF NEW YORK of Albany, New York

                   hereinafter referred to as the "REINSURED,"

                                       and

    [NAME OF REINSURANCE COMPANY] of [city and state of reinsurance company]

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

             1. On and after the first day of May, 1991, the Subject Reinsurance
Schedule in the Agreement shall be replaced with the revised Subject Reinsurance Schedule, attached hereto.

             2. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

             IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY OF NEW YORK

Signed at  Minneapolis, MN
           ------------------------------------------

By                      [ILLEGIBLE]                      By                         [ILLEGIBLE]
    -------------------------------------------------     ----------------------------------------------------------
                          Actuary
Title                                                  Title                  Underwriting Officer
       ----------------------------------------------        -------------------------------------------------------

Date                      8/9/91                       Date                         8/22/91
       ----------------------------------------------        -------------------------------------------------------


[NAME OF REINSURANCE COMPANY]

Signed at [city and state of reinsurance company]

By                       [signature]                  By                          [signature]
    -------------------------------------------------     ----------------------------------------------------------
                           [title]                                                   [title]

Date                       8/29/91                    Date                      August 29, 1991
      -----------------------------------------------       --------------------------------------------------------

Agreement No. 5/Revision No. 4                                           Page 1

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                             Dates                  Letters
       Plan                                                           From         Through      From      Through
       ----                                                           ----         -------      ----      -------
       UL25                                                          04-01-90         --          A          Z
       UL100                                                         04-01-90         --          A          Z
       UL500                                                         04-01-90         --          A          Z
       VUL                                                           04-01-90         --          A          Z
       EUL25                                                         04-01-90         --          A          Z
       EUL100                                                        04-01-90         --          A          Z
          Other Insured Riders (OIR)                                 04-01-90         --          A          Z
          Waiver of Monthly
            Deductions (WMD) Rider                                   04-01-90         --          A          Z
       Whole Life                                                    04-01-90         --          A          Z
          Annual Reducing Term
            (ART) Rider                                              04-01-90         --          A          Z
          Waiver of Premium (WP) Rider                               04-01-90         --          A          Z
       YRT                                                           04-01-90         --          A          Z
       YRT-7                                                         04-01-90         --          A          Z
       10 Year Renewable Term                                        04-01-90         --          A          Z
          ART Rider                                                  04-01-90         --          A          Z
          Waiver of Premium Rider                                    04-01-90         --          A          Z
       ART                                                           04-01-90         --          A          Z
       Mortgage Term                                                 04-01-90         --          A          Z
          ART Rider                                                  04-01-90         --          A          Z
          Waiver of Premium Rider                                    04-01-90         --          A          Z

Agreement No. 5/Revision No. 4                                           Page 2

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified below shall be ceded under this agreement provided the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

                                                                           Dates                 Letters
       Plan                                                        From          Through      From     Through
       ----                                                        ----          -------      ----     -------
       UL25                                                       04-01-90          --          A         Z
       UL100                                                      04-01-90          --          A         Z
       UL500                                                      04-01-90          --          A         Z
       VUL                                                        04-01-90          --          A         Z
       EUL25                                                      04-01-90          --          A         Z
       EUL100                                                     04-01-90          --          A         Z
          Other Insured Riders (OIR)                              04-01-90          --          A         Z
          Waiver of Monthly
            Deductions (WMD) Rider                                04-01-90          --          A         Z
       Whole Life                                                 04-01-90          --          A         Z
          Annual Reducing Term
            (ART) Rider                                           04-01-90          --          A         Z
          Waiver of Premium (WP) Rider                            04-01-90          --          A         Z
       YRT                                                        04-01-90          --          A         Z
       YRT-7                                                      04-01-90          --          A         Z
       10 Year Renewable Term                                     04-01-90          --          A         Z
          ART Rider                                               04-01-90          --          A         Z
          Waiver of Premium Rider                                 04-01-90          --          A         Z
       ART                                                        04-01-90          --          A         Z
       Mortgage Term                                              04-01-90          --          A         Z
          ART Rider                                               04-01-90          --          A         Z
          Waiver of Premium Rider                                 04-01-90          --          A         Z
       VUL-350                                                    05-01-91          --          A         Z

C. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the [NAME OF REINSURANCE COMPANY] under this agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].

V35621
Agreement No. 5/Revision No. 4                                           Page 3

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

           IDS LIFE INSURANCE COMPANY OF NEW YORK of Albany, New York,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [NAME OF REINSURANCE COMPANY] of [city and state of reinsurance company]

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

            1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of May, 1992, shall be as specified in the Subject Reinsurance Schedule, attached hereto.

            2. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Premium Schedule, Parts I and II, attached hereto, and shall apply to reinsurance of the REINSURED'S Life Protection Plus Universal Life plan ceded under the Agreement on and after the first day of May, 1992; and reinsurance ceded on the basis of such premium rates shall

            (a)   be subject to a minimum cession of [dollar amount],

            (b)   not be eligible for experience refunds,

            (c)   not be eligible for production or persistency bonuses,

            (d)   not be eligible for premium tax reimbursement, and

            (e) not be reduced as set forth in the "INCREASE IN LIMIT OF RETENTION" article until it has been in force for at least twenty years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of twenty years and he time period specified for reinsurance of the original policy.

            3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

V35621
Agreement No. 5/Revision No. 5                                            Page 1

            IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY OF NEW YORK
Signed at Mpls, MN
         ----------------------------------------------

By                        [ILLEGIBLE]                    By                    [ILLEGIBLE]
     ---------------------------------------------------      -------------------------------------------------

Title                Qualified Actuary                   Title
     ---------------------------------------------------      -------------------------------------------------

Date                      8-14-92                        Date                     7/17/92
     ---------------------------------------------------      -------------------------------------------------

[NAME OF REINSURANCE COMPANY]

Signed at [city and state of reinsurance company]

By                       [signature]                     By                     [signature]
      --------------------------------------------------      -------------------------------------------------
                           [title]                                                [title]

Date                       8/25/92                       Date                     8/21/92
      --------------------------------------------------      -------------------------------------------------

V35621
Agreement No. 5/Revision No. 5                                            Page 2

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                     Dates                        Letters
       Plan                                                   From          Through          From       Through
       ----                                                   ----          -------          ----       -------
       UL25                                                  04-01-90          --              A           Z
       UL 100                                                04-01-90          --              A           Z
       UL 500                                                04-01-90          --              A           Z
       VUL                                                   04-01-90          --              A           Z
       EUL25                                                 04-01-90          --              A           Z
       EUL100                                                04-01-90          --              A           Z
          Other Insured Riders (OIR)                         04-01-90          --              A           Z
          Waiver of Monthly
            Deductions (WMD) Rider                           04-01-90          --              A           Z
       Whole Life                                            04-01-90          --              A           Z
          Annual Reducing Term
            (ART) Rider                                      04-01-90          --              A           Z
          Waiver of Premium (WP) Rider                       04-01-90          --              A           Z
       YRT                                                   04-01-90          --              A           Z
       YRT-7                                                 04-01-90          --              A           Z
       10 Year Renewable Term                                04-01-90          --              A           Z
          ART Rider                                          04-01-90          --              A           Z
          Waiver of Premium Rider                            04-01-90          --              A           Z
       ART                                                   04-01-90          --              A           Z
       Mortgage Term                                         04-01-90          --              A           Z
          ART Rider                                          04-01-90          --              A           Z
          Waiver of Premium Rider                            04-01-90          --              A           Z
       Life Protection Plus
          Universal Life                                     05-01-92          --              A           Z


V35621
Agreement No. 5/Revision No. 5                                           Page 3

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified below shall be ceded under this agreement provided the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

                                                                        Dates                      Letters
       Plan                                                     From          Through         From      Through
       ----                                                     ----          -------         ----      -------
       UL25                                                   04-01-90           --             A           Z
       UL100                                                  04-01-90           --             A           Z
       UL500                                                  04-01-90           --             A           Z
       VUL                                                    04-01-90           --             A           Z
       EUL25                                                  04-01-90           --             A           Z
       EUL100                                                 04-01-90           --             A           Z
          Other Insured Riders (OIR)                          04-01-90           --             A           Z
          Waiver of Monthly
            Deductions (WMD) Rider                            04-01-90           --             A           Z
       Whole Life                                             04-01-90           --             A           Z
          Annual Reducing Term
            (ART) Rider                                       04-01-90           --             A           Z
          Waiver of Premium (WP) Rider                        04-01-90           --             A           Z
       YRT                                                    04-01-90           --             A           Z
       YRT-7                                                  04-01-90           --             A           Z
       10 Year Renewable Term                                 04-01-90           --             A           Z
          ART Rider                                           04-01-90                          A           Z
          Waiver of Premium Rider                             04-01-90           --             A           Z
       ART                                                    04-01-90           --             A           Z
       Mortgage Term                                          04-01-90                          A           Z
          ART Rider                                           04-01-90                          A           Z
          Waiver of Premium Rider                             04-01-90           --             A           Z
       VUL-350                                                05-01-91           --             A           Z
       Life Protection Plus
          Universal Life                                      05-01-92           --             A           Z

C. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the [NAME OF REINSURANCE COMPANY] under this agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].


V35621
Agreement No. 5/Revision No. 5                                            Page 4

                            PREMIUM SCHEDULE, PART I

                            Reinsurance Premium Rates

                            Fully Underwritten Issues

                                 Standard Risks

The monthly reinsurance premium shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages based on an age nearest calculation:

                       Automatic and Capacity Facultative*

                                 Policy   Year
                                   1       2+
                                -------- -------
                                   %       %

                           Non-Capacity Facultative**

                                 Policy   Year
                                   1       2+
                                -------- -------
                                   %       %

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate standard rate times the above percentages.

 * Capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to no reinsurer other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains its full limit of retention for the plan, age at issue, and mortality classification of the policy.

** Non-capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to reinsurers other 'than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains less than its full limit of retention for the plan, age at issue, and mortality classification of the policy.


V35621
Agreement No. 5/Revision No. 5                                            Page 5

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

                          Waiver of Premium Disability

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of [percentage] first year and [percentage] in renewal years.

V35621
Agreement No. 5/Revision No. 5                                            Page 6

                            PREMIUM SCHEDULE, PART II

                            Reinsurance Premium Rates

                            Fully Underwritten Issues

                                 Standard Risks

The monthly reinsurance premium shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages based on an age last calculation:

                       Automatic and Capacity Facultative*

                                 Policy   Year
                                   1       2+
                                -------- -------
                                   %       %

                           Non-Capacity Facultative**

                                 Policy   Year
                                   1       2+
                                -------- -------
                                   %       %

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate standard rates times the above percentages.

  * Capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to no reinsurer other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains its full limit of retention for the plan, age at issue, and mortality classification of the policy.

** Non-capacity facultative reinsurance is that reinsurance for which the REINSURED made facultative application to reinsurers other than the [NAME OF REINSURANCE COMPANY] and on which the REINSURED retains less than its full limit of retention for the plan, age at issue, and mortality classification of the policy.

V35621
Agreement No. 5/Revision No. 5                                            Page 7

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

                          Waiver of Premium Disability

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of [percentage] first year and [percentage] in renewal years.

V35621
Agreement No. 5/Revision No. 5                                            Page 8

                                 MALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate classification

                          Standard                              Standard                               Standard
 Attained                   Non-       Attained                   Non-       Attained                    Non-
   Age       Standard      Smoker        Age       Standard      Smoker         Age       Standard      Smoker
   ---       --------      ------        ---       --------      ------         ---       --------      ------
      0
      1
      2
      3
      4
      5
      6
      7
      8
      9
     10
     11
     12
     13
     14
     15
     16
     17
     18
     19
     20
     21
     22
     23
     24
     25
     26
     27
     28
     29
     30
     31
     32
     33
     34

For insured with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                FEMALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

                          Standard                              Standard                               Standard
 Attained                   Non-       Attained                   Non-       Attained                    Non-
   Age       Standard      Smoker        Age       Standard      Smoker         Age       Standard      Smoker
   ---       --------      ------        ---       --------      ------         ---       --------      ------
      0
      1
      2
      3
      4
      5
      6
      7
      8
      9
     10
     11
     12
     13
     14
     15
     16
     17
     18
     19
     20
     21
     22
     23
     24
     25
     26
     27
     28
     29
     30
     31
     32
     33
     34

For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

           IDS LIFE INSURANCE COMPANY OF NEW YORK of Albany, New York,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [NAME OF REINSURANCE COMPANY] of [city and state of reinsurance company]

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

            1. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in the Premium Schedule, Parts I and II, attached hereto, and shall apply to reinsurance ceded under the Agreement on and after the first day of February, 1993. Reinsurance ceded on the basis of such premium rates shall

            (a) be subject to a minimum cession of [dollar amount],

            (b)   not be eligible for experience refunds,

            (c)   not be eligible for production or persistency bonuses,

            (d)   not be eligible for premium tax reimbursement, and

            (e) not be reduced as set forth in the "INCREASE IN LIMIT OF RETENTION" article until it has been in force for at least twenty years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of twenty years and the time period specified for reinsurance of the original policy.

            2. On and after the first day of February, 1993, the "AGREEMENT" article of the Agreement shall be replaced with the "MISCELLANEOUS" article and shall read as follows:

     "XXI.  MISCELLANEOUS

            A. This Agreement represents the entire agreement between the REINSURED and the [NAME OF REINSURANCE COMPANY] and supercedes, with respect to its subject matter, any prior oral or written agreements between the parties.

            B. No modification or waiver of any provision of this Agreement shall be effective unless set forth in a written amendment to this Agreement which is executed by both parties. A waiver shall constitute a waiver only with respect to the particular circumstances for which it is given and not a waiver of any future circumstance."

921666/3348/H10N15YW
Agreement No. 5/Revision No. 6                                            Page 1

            3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

             IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY OF NEW YORK
Signed at  Minneapolis, MN
           -------------------------------------------

By                       [ILLEGIBLE]                         By                       [ILLEGIBLE]
      ------------------------------------------------            ----------------------------------------------------
Title               Reinsurance Actuary                    Title                 Underwriting Officer
       -----------------------------------------------            ----------------------------------------------------
Date                       5/6/93                          Date                         5/6/93
       -----------------------------------------------            ----------------------------------------------------

[NAME OF REINSURANCE COMPANY]
Signed at  [city and state of reinsurance company]

By                       [signature]                          By  [signature]
       ------------------------------------------------           ----------------------------------------------------
                           [title]                                                       [title]

Date                       5/13/93                            Date                       5/12/93
       ------------------------------------------------             --------------------------------------------------

921666/3348/H10N15YW
Agreement No. 5/Revision No. 6                                           Page 2

                            PREMIUM SCHEDULE, PART I

                          (Effective February 1, 1993)

                            Reinsurance Premium Rates

                            Fully Underwritten Issues

                             AGE NEAREST CALCULATION

                                 Standard Risks

The monthly reinsurance premium shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages based on an age nearest calculation:

                                 Policy   Year
                                   1       2+
                                -------- -------
                                   %       %

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate standard rates times the above percentages.

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.

921666/3348/H10N15YW
Agreement No. 5/Revision No. 6                                           Page 3

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

                          Waiver of Premium Disability

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of [percentage] first year and [percentage] in renewal years.

921666/3348/H10N15YW
Agreement No. 5/Revision No. 6                                           Page 4

                            PREMIUM SCHEDULE, PART II

                          (Effective February 1, 1993)

                            Reinsurance Premium Rates

                              AGE LAST CALCULATION

                            Fully Underwritten Issues

                                 Standard Risks

The monthly reinsurance premium shall be the attached Guaranteed Maximum cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages based on an age last calculation:

                                 Policy   Year
                                   1       2+
                                -------- -------
                                   %]      %5

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate standard rates times the above percentages.

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this agreement as continuations shall be the appropriate premium described in this agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between the [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.

921666/3348/H10N15YW
Agreement No. 5/Revision No. 6                                            Page 5

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid the [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid the [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

                          Waiver of Premium Disability

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of [percentage] first year and [percentage] in renewal years.

921666/3348/H10N15YW
Agreement No. 5/Revision No. 6                                            Page 6

                                 MALE RATE TABLE

        Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for
                  Insureds with a Standard Rate Classification

                          Standard                              Standard                               Standard
 Attained                   Non-       Attained                   Non-       Attained                    Non-
   Age       Standard      Smoker        Age       Standard      Smoker         Age       Standard      Smoker
   ---       --------      ------        ---       --------      ------         ---       --------      ------
       0
       1
       2
       3
       4
       5
       6
       7
       8
       9
      10
      11
      12
      13
      14
      15
      16
      17
      18
      19
      20
      21
      22
      23
      24
      25
      26
      27
      28
      29
      30
      31
      32
      33
      34

For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                FEMALE RATE TABLE

          Guaranteed Maximum Monthly Cost of Insurance Rates per $1,000 for Insureds with a Standard Rate Classification

                          Standard                              Standard                               Standard
 Attained                   Non-       Attained                   Non-       Attained                    Non-
   Age       Standard      Smoker        Age       Standard      Smoker         Age       Standard      Smoker
   ---       --------      ------        ---       --------      ------         ---       --------      ------
     0
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34

For insureds with other than a standard rating classification, the guaranteed monthly cost of insurance rates are calculated by multiplying the above monthly rates by the Special Class Rating Factor shown under Policy Data.

                                   AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

           IDS LIFE INSURANCE COMPANY OF NEW YORK of Albany, New York,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [NAME OF REINSURANCE COMPANY] of [city and state of reinsurance company]

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

       1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of November, 1993, shall be as specified in the Subject Reinsurance Schedule, attached hereto.

       2. The premium rates as described in the Premium Schedule, Parts I and II, effective February 1, 1993, under the Agreement shall apply to reinsurance of the REINSURED'S 1 Year Term and 10 Year Term plans ceded under the Agreement on and after the first day of November, 1993; the reinsurance percentages for such rates shall be as follows:

                                  Policy Year
         Smoking Status      1      2-10      11+
         --------------    -----   ------   -------
       Wellness*
       Nonsmoker
       Smoker

       *Wellness premium - Use nonsmoker rates.

       3. The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

931563/3348/H10N3YVC
Agreement No. 5/Revision No. 7                                            Page 1

       IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY OF NEW YORK

Signed at  Minneapolis, MN

By                      [ILLEGIBLE]                           By                     [ILLEGIBLE]
       ----------------------------------------------              ---------------------------------------------
Title               Reinsurance Actuary                     Title              Underwriting Officer
       ----------------------------------------------              ---------------------------------------------
Date                      6/23/94                           Date                     6/23/94
       ----------------------------------------------              ---------------------------------------------

[NAME OF REINSURANCE COMPANY]

Signed at  [city and state of reinsurance company]

By     [signature]                                          BY   [signature]
       ---------------------------------------------             ----------------------------------------------
                         [title]                                                      [title]
Date                      7/5/94                            Date                      7-1-94
       ---------------------------------------------             ----------------------------------------------

931563/3348/H10N3YVC
Agreement No. 5/Revision No. 7                                            Page 2

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                              Dates                   Letters
                                  Plan                                  From           Through     From   Through
                                  ----                                  ----           -------     ----   -------
       UL25                                                            04-01-90           --         A       Z
       UL100                                                           04-01-90           --         A       Z
       UL500                                                           04-01-90           --         A       Z
       VUL                                                             04-01-90           --         A       Z
       EUL25                                                           04-01-90           --         A       Z
       EUL100                                                          04-01-90           --         A       Z
          Other Insured Riders (OIR)                                   04-01-90           --         A       Z
          Waiver of Monthly Deductions (WMD) Rider                     04-01-90           --         A       Z
       Whole Life                                                      04-01-90           --         A       Z
          Annual Reducing Term (ART) Rider                             04-01-90           --         A       Z
          Waiver of Premium (WP) Rider                                 04-01-90           --         A       Z
       YRT                                                             04-01-90           --         A       Z
       YRT-7                                                           04-01-90           --         A       Z
       10 Year Renewable Term                                          04-01-90           --         A       Z
          ART Rider                                                    04-01-90           --         A       Z
          Waiver of Premium Rider                                      04-01-90           --         A       Z
       ART                                                             04-01-90           --         A       Z
       Mortgage Term                                                   04-01-90           --         A       Z
          ART Rider                                                    04-01-90           --         A       Z
          Waiver of Premium Rider                                      04-01-90           --         A       Z
       VUL 350                                                         05-01-91           --         A       Z
       Life Protection Plus Universal Life                             05-01-92           --         A       Z
       1 Year Term*                                                    11-01-93           --         A       Z
       10 Year Term*                                                   11-01-93           --         A       Z

       * An exchange of an existing IDS policy to a new policy subject to full underwriting, a new contestable period and a new suicide clause shall be eligible for reinsurance under this Agreement as a new issue. Conversely, a re-entry effective on the tenth policy anniversary subject to limited contestability and suicide clauses shall be considered a continuation under this Agreement.

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified above shall be ceded under this agreement provided the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

C. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the [NAME OF REINSURANCE COMPANY] under this agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].

931563/3348/H10N3YVC
Agreement No. 5/Revision No. 7                                            Page 3

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

           IDS LIFE INSURANCE COMPANY OF NEW YORK of Albany, New York,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [NAME OF REINSURANCE COMPANY] of [city and state of reinsurance company]

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

       1. The REINSURED'S plans to be reinsured under the Agreement on and after the first day of August, 1994, shall be as specified in the Subject Reinsurance Schedule, attached hereto.

       2. The premium rates as described in the Premium Schedule, Parts I and II, effective February 1, 1993, under the Agreement shall apply to reinsurance ceded under the Agreement on and after the first day of August, 1994; the reinsurance percentages for such rates shall be as follows:

                                   1 Year Term

                                               Policy Year
                   Smoking Status         1       2-10     11+
                   --------------        -----    ------  -------
                   Preferred
                   Nonsmoker
                   Smoker

                                  10 Year Term

                                              Policy Year
                   Smoking Status         1       2-10     11+
                   ---------------       -----    ------  -------
                   Preferred
                   Nonsmoker
                   Smoker

                       Life Protection Plus Universal Life

                                  1      2+
                                -----  ------

                                 All other Plans

                                  1      2+
                                -----  ------


940729/3348/H10N6ZKW
Agreement No. 5/Revision No. 8                                            Page 1

       3. The provisions of this amendment shall be subject to all the. terms and conditions of the Agreement which do not conflict with the terms hereof.

       IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY OF NEW YORK

Signed at  Minneapolis MN

By                        [ILLEGIBLE]                      By                    [ILLEGIBLE]
           -------------------------------------------             -------------------------------------------
Title                 Reinsurance Actuary                  Title              Underwriting Officer
           -------------------------------------------             -------------------------------------------
Date                        9/15/94                        Date                     9/15/94
           -------------------------------------------             -------------------------------------------

[NAME OF REINSURANCE COMPANY]

Signed at [city and state of reinsurance company]

By
           [signature]                                     By      [signature]
           -------------------------------------------             -------------------------------------------
                            [title]                                                 [title]
Date                        9/22/94                        Date                     9-21-94
           -------------------------------------------             -------------------------------------------

940729/3348/H10N6ZKW
Agreement No. 5/Revision No. 8                                            Page 2

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plane bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this agreement.

                                                                              Dates               Letters
                Plan                                                     From       Through    From     Through
                ----                                                     ----       -------    ----     -------
       UL25                                                            04-01-90       --         A         Z
       UL100                                                           04-01-90       --         A         Z
       UL500                                                           04-01-90       --         A         Z
       VUL                                                             04-01-90       --         A         Z
       EUL25                                                           04-01-90       --         A         Z
       EUL100                                                          04-01-90       --         A         Z
          Other Insured Riders (OIR)                                   04-01-90       --         A         Z
          Waiver of Monthly
            Deductions (WMD) Rider                                     04-01-90       --         A         Z
       Whole Life                                                      04-01-90       --         A         Z
          Annual Reducing Term
            (ART) Rider                                                04-01-90       --         A         Z
          Waiver of Premium (WP) Rider                                 04-01-90       --         A         Z
       YRT                                                             04-01-90     07-31-94     A         Z
       YRT-7                                                           04-01-90     07-31-94     A         Z
       10 Year Renewable Term                                          04-01-90     07-31-94     A         Z
          ART Rider                                                    04-01-90     07-31-94     A         Z
          Waiver of Premium Rider                                      04-01-90     07-31-94     A         Z
       ART                                                             04-01-90     07-31-94     A         Z
       Mortgage Term                                                   04-01-90       --         A         Z
          ART Rider                                                    04-01-90       --         A         Z
          Waiver of Premium Rider                                      04-01-90       --         A         Z
       VUL 350                                                         05-01-91       --         A         Z
       Life Protection Plus
          Universal Life                                               05-01-92       --         A         Z
       1 Year Term*                                                    11-01-93       --         A         Z
       10 Year Term*                                                   11-01-93       --         A         Z

       * An exchange of an existing IDS policy to a new policy subject to full underwriting, a new contestable period and a new suicide clause shall be eligible for reinsurance under this Agreement as a new issue. Conversely, a re-entry effective on the. tenth policy anniversary subject to limited contestability and suicide clauses shall be considered a continuation under this Agreement.

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified above shall be ceded under this agreement provided the REINSURED has accepted the [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

C. Continuations to the insurance specified above shall be ceded under this agreement provided the original policy was reinsured with the [NAME OF REINSURANCE COMPANY] under this agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].

940729/3348/H10N6ZKW
Agreement No. 5/Revision No. 8                                            Page 3

                                    AMENDMENT

           to the Risk Premium Reinsurance Agreement (the "Agreement")
                        effective April 1, 1990, between

           IDS LIFE INSURANCE COMPANY OF NEW YORK of Albany, New York,

                   hereinafter referred to as the "REINSURED,"

                                       and

    [NAME OF REINSURANCE COMPANY] of [city and state of reinsurance company]

         hereinafter referred to as the "[NAME OF REINSURANCE COMPANY]."

       1.No new Waiver of Premium Disability reinsurance shall be ceded under the Agreement on or after the first day of August, 1998.

       2.For reinsurance ceded automatically on and after the first day of August, 1998, under the Agreement, the sum of the amount of insurance already in force on the life and the amount applied for currently, in all companies, shall not exceed the following amounts.

                         Ages                Life Insurance
                         ----                --------------

                        [ages]              [dollar amount]
                        [ages]              [dollar amount]

       3.The plans reinsured under the Agreement on and after the first day of August, 1998, shall be those specified in the Subject Reinsurance Schedule, attached hereto.

       4.On and after the first day of August, 1998, the REINSURED may cede and [NAME OF REINSURANCE COMPANY] shall accept automatically amounts of reinsurance not to exceed those described in the Schedule B, Part I, attached hereto.

       5.On and after the first day of August, 1998, the Premium Schedule, Parts I and II, under the Agreement shall be replaced with the Premium Schedule, Part I, attached hereto; the reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in the Premium Schedule, Part I, attached hereto, and shall apply to reinsurance ceded under the Agreement on and after the first day of August, 1998. Reinsurance ceded on the basis of such premium rates shall

981366kh.amd/3348
Agreement No. 5/Revision No. 9                                            Page 1

       (a)   be subject to a minimum cession of [dollar amount],

       (b)   not be eligible for experience refunds,

       (c)   not be eligible for production or persistency bonuses,

       (d)   not be eligible for premium tax reimbursement, and

       (e) not be reduced as set forth in the "INCREASE IN LIMIT OF RETENTION" article until it has been in force for at least ten (10) years or, in the case of continuations, until the number of years the original policy and its continuation have been in force is at least equal to the greater of ten (10) years and the time period specified for reinsurance of the original policy.

       6.The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

       IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY OF NEW YORK

Signed at  Minneapolis, MN
           ---------------------------------------------

By
      [ILLEGIBLE]                                                By    [SIGNATURED]
      --------------------------------------------------             -----------------------------------------------
Title Reinsurance Actuary                                      Title Underwriting Officer
      --------------------------------------------------             -----------------------------------------------
Date  1/14/99                                                  Date  1-15-99
      --------------------------------------------------             -----------------------------------------------

[NAME OF REINSURANCE COMPANY]

Signed at  [city and state of reinsurance company]

By    [signature]                                              By    [signature]
      --------------------------------------------------             -----------------------------------------------
                           [title]                                                      [title]
Date                  December 7, 1998                         Date                     12/7/98
      --------------------------------------------------             -----------------------------------------------

981366kh.amd/3348
Agreement No. 5/Revision No. 9                                            Page 2

                          SUBJECT REINSURANCE SCHEDULE

              Insurance Subject to Reinsurance under this Agreement

The REINSURED'S entire excess of its issues of the following plans bearing application dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

A. [percentage] of the reinsurance the REINSURED cedes automatically of the insurance specified below shall be ceded under this Agreement.

                                                                            Dates                    Letters
                Plan                                                  From        Through      From       Through
                ----                                                  ----        -------      ----       -------
       UL25                                                          04-01-90       --           A           Z
       UL100                                                         04-01-90       --           A           Z
       UL500                                                         04-01-90       --           A           Z
       VUL                                                           04-01-90       --           A           Z
       EUL25                                                         04-01-90       --           A           Z
       EUL100                                                        04-01-90       --           A           Z
          Other Insured Riders (OIR)                                 04-01-90       --           A           Z
          Waiver of Monthly Deductions (WMD) Rider                   04-01-90     07-31-98       A           Z
       Whole Life                                                    04-01-90       --           A           Z
          Annual Reducing Term (ART) Rider                           04-01-90       --           A           Z
          Waiver of Premium (WP) Rider                               04-01-90     07-31-98       A           Z
       YRT                                                           04-01-90     07-31-94       A           Z
       YRT-7                                                         04-01-90     07-31-94       A           Z
       10 Year Renewable Term                                        04-01-90     07-31-94       A           Z
          ART Rider                                                  04-01-90     07-31-94       A           Z
          Waiver of Premium Rider                                    04-01-90     07-31-94       A           Z
       ART                                                           04-01-90     07-31-94       A           Z
       Mortgage Term                                                 04-01-90       --           A           Z
          ART Rider                                                  04-01-90       --           A           Z
          Waiver of Premium Rider                                    04-01-90     07-31-98       A           Z
       VUL 350                                                       05-01-91       --           A           Z
       Life Protection Plus Universal Life                           05-01-92       --           A           Z
       1 Year Term*                                                  11-01-93       --           A           Z
       10 Year Term*                                                 11-01-93       --           A           Z

* An exchange of an existing IDS policy to a new policy subject to full underwriting, a new contestable period and a new suicide clause shall be eligible for reinsurance under this Agreement as a new issue. Conversely, a reentry effective on the tenth policy anniversary subject to limited contestability and suicide clauses shall be considered a continuation under this Agreement.

981366kh.amd/3348
Agreement No. 5/Revision No. 9                                            Page 3

B. [percentage] of the reinsurance the REINSURED cedes facultatively of the insurance specified above shall be ceded under this Agreement provided the REINSURED has accepted [NAME OF REINSURANCE COMPANY]'S offer to reinsure.

C. Continuations to the insurance specified above shall be ceded under this Agreement provided the original policy was reinsured with [NAME OF REINSURANCE COMPANY] under this Agreement. The percentage of reinsurance ceded to [NAME OF REINSURANCE COMPANY] shall equal the percentage of the original policy ceded to [NAME OF REINSURANCE COMPANY].

981366kh.amd/3348
Agreement No. 5/Revision No. 9                                            Page 4

                                   SCHEDULE B
                           (Effective August 1, 1998)

           Maximum Amounts which the REINSURED may cede Automatically

                                      Life

                Ages           Standard-Table P        Over Table P
                ----           ----------------        ------------
                0-75           [dollar amount]       [dollar amount]
               Over 75         [dollar amount]       [dollar amount]

981366kh.amd/3348
Agreement No. 5/Revision No. 9                                            Page 5

                            PREMIUM SCHEDULE, PART I
                           (Effective August 1, 1998)

                            Reinsurance Premium Rates

                            Fully Underwritten Issues

                                 Standard Risks

The monthly reinsurance premium rate shall be the rates effective April 1, 1990, under the Agreement per one thousand dollars ($1,000) of the net amount at risk times the following percentages:

                                                          Policy Year
                  Plan        Smoking Status         1        2-10    11+
                  ----        --------------         -        ----    ---
Life Protection Plus           Nonsmoker
                               Smoker

1 Year Term                    Wellness*
                               Nonsmoker
                               Smoker

10 Year Term                   Wellness*
                               Nonsmoker
                               Smoker

All Other                      Nonsmoker
                               Smoker

                                Substandard Risks

The substandard table extra premiums shall be the number of tables assessed the risk times [percentage] of the attached appropriate rates times the above percentages.

*      Use Nonsmoker rates.

981366kh.amd/3348
Agreement No. 5/Revision No. 9                                            Page 6

                   Continuations to Issues Reinsured Hereunder

The reinsurance premium for policies reinsured under this Agreement as continuations shall be the appropriate premium described in this Agreement; unless the reinsurance agreement under which the original policy was reinsured specifies otherwise, the policy duration and attained age of the insured for purposes of calculating such premiums shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy.

                  Continuations from Issues Reinsured Hereunder

The reinsurance premium for continuations of policies reinsured under this Agreement shall be as described in the agreement which covers the new policy; unless that agreement specifies otherwise, the policy duration and attained age of the insured, for purposes of calculating such premiums, shall be determined as though the continuations were issued on the same date and at the same issue age as the original policy. If no such agreement is in effect between [NAME OF REINSURANCE COMPANY] and the REINSURED, reinsurance shall continue hereunder.

                             Continuation Policy Fee

If the premium scale applicable to a continuation contains a policy fee, a continuation shall, for purposes of determining the policy fee only and notwithstanding the method prescribed for calculating the basic premium, be considered a renewal if the REINSURED has paid [NAME OF REINSURANCE COMPANY] a first-year policy fee on reinsurance of the original policy and as a new issue if the REINSURED has not paid [NAME OF REINSURANCE COMPANY] a policy fee on reinsurance of the original policy.

981366kh.amd/3348
Agreement No. 5/Revision No. 9                                            Page 7

                                    AMENDMENT

to each Reinsurance Agreement between IDS LIFE INSURANCE COMPANY OF NEW YORK of Albany, New York ("REINSURED"), and [NAME OF REINSURANCE COMPANY] of [city and state of reinsurance company] ("[NAME OF REINSURANCE COMPANY]"), including but not limited to those agreements listed on the attachment ("Reinsurance Agreements"), but excluding any agreements which already include an election statement provided for in Section 1.848-2(g)(8)(iii) of the Income Tax Regulations.

      1. The [NAME OF REINSURANCE COMPANY] and the REINSURED each represents and warrants that it is subject to taxation under Subchapter "L" of the Internal Revenue Code of 1986 (the "Code").

      2. With respect to each of the Reinsurance Agreements (referred to separately as "Agreement"), the [NAME OF REINSURANCE COMPANY] and the REINSURED agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992, whereby;

       (a) Each party shall attach a schedule to its federal income tax return which identifies the relevant Reinsurance Agreements for which the joint election under the Regulation has been made;

       (b) The party with net positive consideration, as defined in the Regulation promulgated under Code Section 848, for such Agreement for each taxable year, shall capitalize specified policy acquisition expenses with respect to such Agreement without regard to the general deductions limitation of Section 848(c)(l);

       (c) Each party agrees to exchange information pertaining to the amount of net consideration under such Agreement each year to ensure consistency; and

       (d) If such Agreement was entered into prior to November 15, 1991, this election shall be effective for 1992 and for all subsequent years that such Agreement remains in effect. If such Agreement was entered into after November 14, 1991, this election shall be effective for the year that the Agreement was entered into and for all subsequent years that such Agreement remains in effect.

H10N1FHT/3348
                                                                          Page 1

       3.The provisions of this amendment shall be subject to all the terms and conditions of the Agreement which do not conflict with the terms hereof.

       IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

IDS LIFE INSURANCE COMPANY OF NEW YORK

Signed at  Mpls MN
           -------------------------------------------

By       [ILLEGIBLE]                                          By      [ILLEGIBLE]
         ---------------------------------------------                ----------------------------------------------
Title    Reinsurance Actuary                                  Title   Underwriting Officer
         ---------------------------------------------                ----------------------------------------------
Date     6/10/93                                              Date    6/10/93
         ---------------------------------------------                ----------------------------------------------

[name of reinsurance company]

Signed at  [city and state of reinsurance company]

By                       [signature]                          By:                      [signature]
         ---------------------------------------------                ----------------------------------------------
                           [title]                                                        [title]
Date                       5/24/93                            Date                       5/24/93
         ---------------------------------------------                ----------------------------------------------

H10N1FHT/3348
                                                                          Page 2

                   SUMMARY OF AGREEMENTS FOR BUSINESS ACCEPTED FROM IDS LIFE INSURANCE COMPANY OF NEW YORK - NY
                   COMMON COMPANY NUMBER: 03348
                                            BY
                   [name of reinsurance company]

   AGREEMENT         EFFECTIVE                      AGREEMENT TYPE
     NUMBER            DATE          STATUS           DESCRIPTION
-----------------  --------------- ------------ ------------------------
001                 04/02/1973       CLOSE               RPR
002                 09/01/1978       CLOSE               RPR
003                 08/01/1985       CLOSE               RPR
004                 10/01/1985       CLOSE               RPR
005                 04/01/1990        EFF                RPR
006                 11/01/1990        EFF                RPR

STATUS DESCRIPTIONS
-------------------

EFF       -   REINSURANCE AGREEMENT SIGNED, RETURNED AND IN EFFECT
CLOSE     -   REINSURANCE AGREEMENT CLOSED, BUT WITH OUTSTANDING BUSINESS STILL
              COVERED BY THAT AGREEMENT
PNDG      -   REINSURANCE AGREEMENT PROPOSED OR PENDING